Income taxes	12 Months Ended
Dec. 31, 2024
Income taxes
Income taxes

33 Income taxes

(€ million)	2024	2023	2022
Current taxes:
- Italian subsidiaries	(255)	97	1,920
- subsidiaries of the Exploration & Production segment - outside Italy	4,946	5,349	7,027
- other subsidiaries - outside Italy	22	185	944
	4,713	5,631	9,891
Net deferred taxes:
- Italian subsidiaries	(1,433)	(137)	(2,191)
- subsidiaries of the Exploration & Production segment - outside Italy	294	(22)	713
- other subsidiaries - outside Italy	151	(104)	(325)
	(988)	(263)	(1,803)
	3,725	5,368	8,088

Current income taxes of Italian subsidiaries include the net effect of the use of tax-suspended reserves for €397 million of net income and foreign taxes for €116 million. Income taxes for foreign companies include the release of a provision set aside to cover uncertainties in the application of tax rules for €170 million.

Income taxes for 2022 included an extraordinary solidarity tax for the year 2022 (€1,036 million) enacted in Italy by Law No. 51/2022 and the UK Energy profit levy. Total income taxes for 2022 included an extraordinary contribution as enacted by Law No. 197/2022 (Italian 2023 Budget Law) calculated on the 2022 taxable income, determined also considering the distribution of certain revaluation reserves of the parent company.

In 2023, Italy substantively enacted Pillar Two Model Rules, effective as from January 1, 2024, through Legislative Decree 209/2023 as mandated by EU Directive 2022/2523. The Pillar Two rules are designed to ensure large multinational enterprises (meeting certain conditions) pay a minimum level of tax on the income arising in each jurisdiction where they operate. The impact of Pillar Two rules on current income taxes for 2024 was immaterial. Eni has applied the exception, as set out in the amendments to IAS 12 Income Taxes, to recognizing and disclosing information about deferred tax assets and liabilities related to Pillar Two income taxes.

The reconciliation between the statutory tax charge calculated by applying the Italian statutory tax rate of 24% (same amount in 2023 and 2022) and the effective tax charge is the following:

(€ million)	2024	2023	2022
Profit (loss) before taxation	6,489	10,228	22,049
Tax rate (IRES) (%)	24.0	24.0	24.0
Statutory corporation tax charge (credit) on profit or loss	1,557	2,455	5,292
Increase (decrease) resulting from:
- higher tax charges related to subsidiaries outside Italy	3,452	3,036	3,388
- tax effect on reserve distribution	147	106	47
- impact pursuant to foreign tax effects of Italian entities	108	14	66
- effect due to the tax regime provided for intercompany dividends	82	7	11
- tax effects related to previous years	6	48	(19)
- Italian regional income tax (IRAP)	(15)	91	(18)
- effect of the valuation of the investments under the equity method	(30)	(26)	50
- effect of reversals (impairments) of deferred tax assets	(38)	(96)	(241)
- impact pursuant to (reversal) impairment of deferred tax assets	(1,470)	(221)	(2,087)
- extraordinary contribution effect for companies in energy sector			1,971
- other adjustments	(74)	(46)	(372)
	2,168	2,913	2,796
Effective tax charge	3,725	5,368	8,088

The higher tax charges at non-Italian subsidiaries related to the Exploration & Production segment for €3,403 million (€3,026 million and €2,940 million in 2023 and 2022, respectively).

Group’s effective tax rate amounted to 57.4% (52.5% in 2023 and 36.7% in 2022). The increase in the tax rate in 2024 is due to the greater weight on consolidated pre-tax profit of the results obtained in foreign E&P jurisdictions with tax rates higher than the Group average.